Northwestern Mutual Series Fund, Inc.

Prospectus Supplement Dated August 23, 2013

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. dated May 1, 2013, as supplemented on June 3, 2013, June 7, 2013 and August 1, 2013 (the “Prospectus”). You should read this Supplement together with the Prospectus.

Amendments to Investment Sub-Advisory Agreements with Certain Sub-Advisers

On August 8, 2013, the Board of Directors of the Series Fund approved amended and restated investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and (i) American Century Investment Management, Inc. (“American Century”) with respect to the Large Company Value, Mid Cap Value and Inflation Protection Portfolios, and (ii) Janus Capital Management LLC (“Janus”) with respect to the Focused Appreciation and International Growth Portfolios (collectively, the “Amended Agreements”). In approving the Amended Agreements, the Series Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Series Fund and Mason Street Advisors to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment.

The Amended Agreements, which conform the existing agreements with American Century and Janus to Mason Street Advisors’ current form of Investment Sub-Advisory Agreement, include provisions relating to developments in the investment management industry and memorialize certain business practices in place between Mason Street Advisors and its sub-advisers. The Amended Agreements also include an obligation to monitor for applicable investment limitations and restrictions, including in foreign jurisdictions. Finally, the Amended Agreements provide additional clarity regarding the sub-advisers’ respective responsibilities in connection with the performance of various operational matters such as the purchase and sale of foreign currency and monitoring for and processing corporate and class actions.

The Amended Agreements did not include any increases to fees. However, in connection with its Amended Agreement, American Century agreed to reduce its sub-advisory fees for the Large Company Value, Mid Cap Value and Inflation Protection Portfolios effective September 1, 2013 such that Mason Street Advisors will pay American Century 0.45% on the first $50 million of the Large Company Value Portfolio’s assets, 0.40% on the next $200 million, 0.35% on the next $250 million and 0.30% on assets in excess of $500 million; 0.55% on the first $50 million of the Mid Cap Value Portfolio’s assets, 0.45% on the next $50 million and 0.40% on assets over $100 million; and 0.30% on the first $50 million of the Inflation Protection Portfolio’s assets, 0.275% on the next $50 million, 0.25% on the next $150 million and 0.22% on assets over $250 million. Mason Street Advisors intends to implement additional advisory fee waivers for these Portfolios based on the reduction in American Century’s investment sub-advisory fees.

Assignment of Investment Sub-Advisory Agreement with Delaware Management Company

On August 8, 2013, the Board of Directors of the Series Fund approved the assignment of the Investment Sub-Advisory Agreement between Mason Street Advisors and Delaware Management Company, a series of Delaware Business Trust (“Delaware Management”) relating to the Domestic Equity Portfolio to Delaware Investments Fund Advisers (“DIFA”), another series of Delaware Management Business Trust (“DMBT”). DMBT requested the assignment to facilitate the restructuring of its registered investment company sub-advisory business into one series, which DMBT believes will provide greater internal and operational efficiencies. The transition from Delaware Management to DIFA will not result in any changes to the portfolio management or support personnel that currently provide services to the Portfolio and the terms of the Investment Sub-Advisory Agreement, the investment objective and strategies of the Portfolio, the investment processes used for the Portfolio, and the policies and procedures to which DIFA is subject in connection with the provision of services to the Portfolio, remain the same.

As a result of the assignment, the summary for the Domestic Equity Portfolio contained in the Prospectus is hereby amended as of such date to replace the corresponding information in the “PORTFOLIO MANAGEMENT” section of such summary with the following language:

“Sub-Adviser: Delaware Investments Fund Advisers, a series of Delaware Management Business Trust”

In addition, the information currently set forth under the “The Sub-Advisers” sub-section of the Prospectus section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS,” shall be deemed deleted and replaced with the following text:

“Delaware Investments Fund Advisers (“Delaware”), a Series of Delaware Management Business Trust, 2005 Market Street, Philadelphia, Pennsylvania, 19103, serves as sub-adviser for the Domestic Equity Portfolio of the Fund. Delaware is a subsidiary of Delaware Management Holdings, Inc. (DMHI). DMHI is a wholly owned subsidiary of Macquarie Group Ltd.”

Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Domestic Equity Portfolio

Supplement Dated August 23, 2013

to the

Summary Prospectus for the Domestic Equity Portfolio Dated May 1, 2013

The following information supplements the Summary Prospectus for the Domestic Equity Portfolio of Northwestern Mutual Series Fund, Inc. (“Fund”) dated May 1, 2013 (the “Summary Prospectus”), a copy of which you have already received. You should read this Supplement together with the Summary Prospectus. Please retain this Supplement for future reference.

Assignment of Investment Sub-Advisory Agreement with Delaware Management Company

On August 8, 2013, the Board of Directors of the Series Fund approved the assignment of the Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Delaware Management Company, a series of Delaware Business Trust (“Delaware Management”) relating to the Domestic Equity Portfolio to Delaware Investments Fund Advisers (“DIFA”), another series of Delaware Management Business Trust (“DMBT”). DMBT requested the assignment to facilitate the restructuring of its registered investment company sub-advisory business into one series, which DMBT believes will provide greater internal and operational efficiencies. The transition from Delaware Management to DIFA will not result in any changes to the portfolio management or support personnel that currently provide services to the Portfolio and the terms of the Investment Sub-Advisory Agreement, the investment objective and strategies of the Portfolio, the investment processes used for the Portfolio, and the policies and procedures to which DIFA is subject in connection with the provision of services to the Portfolio, remain the same.

As a result of the assignment, the Summary Prospectus is hereby amended as of such date to replace the corresponding information in the “PORTFOLIO MANAGEMENT” section with the following language:

“Sub-Adviser: Delaware Investments Fund Advisers, a series of Delaware Management Business Trust”

Please retain this Supplement for future reference.